UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

American Woodmark Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

561 Shady Elm Road, Winchester, Virginia	22602
(Address of principal executive offices)	(Zip Code)

(540) 665-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock (no par value)	AMWD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

American Woodmark Corporation

ITEM 7.01	REGULATION FD DISCLOSURE

Beginning on July 27, 2023, American Woodmark Corporation (the “Company”) is making available to investors on the investors page of its website, https://investors.americanwoodmark.com/investors, an investor presentation, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The Company may periodically provide other information that may be important to investors, including future investor presentations, on the investors page of its website. Interested parties are encouraged to visit the Company’s website to view such information.

The information furnished on this Form 8-K, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1	Investor Presentation

Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ PAUL JOACHIMCZYK	/s/ M. SCOTT CULBRETH

Paul Joachimczyk	M. Scott Culbreth
Senior Vice President and Chief Financial Officer	President & Chief Executive Officer

Date: July 27, 2023	Date: July 27, 2023
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer